UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

May 26, 2009
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

310, 605 – 1st Street S.W.
Calgary, Alberta, Canada T2P 3S9
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 1.01.  Entry into a Material Definitive Agreement

Effective May 26, 2008, we amended the expiration terms of our outstanding common stock purchase warrants to purchase an aggregate of 4,966,200 common shares which were originally to expire on June 20, 2009, to 5:00 pm (Toronto time) on June 20, 2011.

In addition, the expiration dates of our outstanding compensation options and the related warrants issuable on exercise of the compensation options were both extended to the same time on June 20, 2011.

The outstanding Compensation Units and the common stock purchase warrants issued in September 2005 contain Compensation Units exercisable at US$6.50 per Compensation Unit and the common stock purchase warrants exercisable at US$9.00 per share.  On exercise of the Compensation Units, an aggregate of 195,144 common shares and 97,572 warrants are issuable.

The outstanding Compensation Units issued in September 2007 contain Compensation Units exercisable at US$5.00 per Compensation Unit.  On exercise of the Compensation Units an aggregate of 340,800 common shares are issuable.

Item 7.01.                                Regulation FD Disclosure.

On May 29, 2009, we issued a press release announcing that the expiration date of our outstanding common stock purchase warrants to purchase an aggregate of 4,966,200 common shares as well as the expiration dates of our outstanding Compensation Units and the related warrants issuable on exercise of the Compensation Units, all originally expiring on June 20, 2009, has been extended to 5:00 pm (Toronto time) on June 20, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

The information disclosed in this Item 7.01 and the related exhibit are being furnished solely to comply with Regulation FD and are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial statements of business acquired.
Not applicable

(b)           Pro forma financial information
Not applicable

(c)           Exhibits:

10.1	Form of Certification issued to warrantholders evidencing the extension of the expiration date of warrants issued September 9, 2005 and June 20, 2007.

99.1       Press Release dated May 29, 2009 (furnished, not filed)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 29, 2009

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Allan J. Kent
Allan J. Kent
Executive VP & CFO